Exhibit 99.4

THOR INVESTOR DAY 2019 | USER CENTERED INNOVATION Bad Waldsee , 14 October 2019

10 - 14 - 2019 THOR INVESTOR DAY 2019 2 Forward Looking Statements This presentation includes certain statements that are “forward looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks . These forward looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ materially from our expectations . Factors which could cause materially different results include, among others, raw material and commodity price fluctuations ; raw material, commodity or chassis supply restrictions ; the impact of tariffs on material or other input costs ; the level and magnitude of warranty claims incurred ; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers ; the costs of compliance with governmental regulation ; legal and compliance issues including those that may arise in conjunction with recently completed transactions ; lower consumer confidence and the level of discretionary consumer spending ; interest rate fluctuations ; the potential impact of interest rate fluctuations on the general economy and specifically on our dealers and consumers ; restrictive lending practices ; management changes ; the success of new and existing products and services ; consumer preferences ; the ability to efficiently utilize production facilities ; the pace of acquisitions and the successful closing, integration and financial impact thereof ; the potential loss of existing customers of acquisitions ; our ability to retain key management personnel of acquired companies ; a shortage of necessary personnel for production ; the loss or reduction of sales to key dealers ; disruption of the delivery of units to dealers ; increasing costs for freight and transportation ; asset impairment charges ; cost structure changes ; competition ; the impact of potential losses under repurchase or financed receivable agreements ; the potential impact of the strength of the U . S . dollar on international demand for products priced in U . S . dollars ; general economic, market and political conditions ; the impact of changing emissions standards in the various jurisdictions in which our products are sold ; and changes to investment and capital allocation strategies or other facets of our strategic plan . Additional risks and uncertainties surrounding the acquisition of EHG include risks regarding the potential benefits of the acquisition and the anticipated operating value creation, the integration of the business, the impact of exchange rate fluctuations and unknown or understated liabilities related to the acquisition and EHG's business . These and other risks and uncertainties are discussed more fully in Item 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2019 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law .

AGENDA 2019 - 10 - 14 THOR INVESTOR DAY 2019 3 ▪ Introduction – goal ▪ Solution concept – smart RV eco s ystem ▪ Enhanced functionality + Live Demo ▪ Data based value creation ▪ Service enhancement ▪ Conclusion

INTRODUCTION - GOAL 2019 - 10 - 14 THOR INVESTOR DAY 2019 4 Better customer experience Better products Better s ervices An intelligent solution that provides a perfect living and traveling experience in the simplest possible way with more comfort, safety and life style. 1. Provide a better customer experience ▪ Overcome fears, pain points and barriers to purchase/use advanced products ▪ Deliver new levels of delight in product interfaces and experiences 2. Improve products & services : ▪ Analyze data in order to provide better products/services Create new business models : ▪ Create new revenue models for EHG and our Dealers Data analytics

SOLUTION CONCEPT - SMART RV ECO SYSTEM 2019 - 10 - 14 THOR INVESTOR DAY 2019 5 Consumption requirements Better Services Product Improvements New Business ! Production Customer EHG Future state: EHG driven approach SCU Current state: Supplier driven approach OEM service Supplier #2 service Supplier #3 service Supplier #4 service EHG ? RV 1 RV 2

2019 - 10 - 14 THOR INVESTOR DAY 2019 6 VEHICLE CONTROLS AND INFORMATION Control over all connected components Display of information about the vehicle status MY RV: SCENARIOS AND GUIDANCE User Manual with spec. camping guide Scenarios: coming home, bioactive, sleep well … My brand world ENHANCED FUNCTIONALITY All in one A pp GPS VEHICLE LOCATION Travel assistance and Tour planning Find my RV Alerts and Push Notifications in case of need for immediate action by the customer PUSH NOTIFICATIONS

2019 - 10 - 14 THOR INVESTOR DAY 2019 7 SYNERGIES FOR EHG Using the same components (wires, connectors, modules), gives us the purchasing advantage as well as a huge pool of data to draw conclusions CONNECTED ECOSYSTEM We connect our existing EHG ecosystem of manufacturers, after sales, accessories, services and renter business and future business models We can offer special services to our dealers and renters DEALER/RENTER SERVICES DATA ANALYTICS Collected user - & product data can be used for customer benefits, marketing , sales and product improvements DATA BASED VALUE CREATION PRODUCTION > VEHICLE > CUSTOMER > DESIGN & SERVICES EHG

SERVICE ENHANCEMENT 2019 - 10 - 14 THOR INVESTOR DAY 2019 8 FREEONTOUR and MORE … Integration of Freeontour platform and additional services ▪ Transfer of planned tours and POIs ▪ Enhanced road side information ▪ Service information ▪ Remote access to vehicle ▪ Brand specific call center ▪ Concierge services A h olistic support for the whole vacation

CONCLUSION 2019 - 10 - 14 THOR INVESTOR DAY 2019 9 Providing our customers with our connected ecosystem is the one solution which fits all. ▪ We provide an easy to use solution ▪ Customer gets more possibilities with less interactions ▪ Recommendation and assistance in all situations ▪ We know and lead our customers experiences ▪ We safely ensure overall customer data privacy ▪ We fully integrate all functional components of the whole vehicle ▪ We evaluate cloud statistics in a holistic approach incl. customer, production and dealership data ▪ We do not have to buy insights from our suppliers ▪ We are minimum dependent from our suppliers The customer is ours , all market insights belong to us!

HYMER BML - 790 2019 - 10 - 14 THOR INVESTOR DAY 2019 10 The connected HYMER BML - 790 is demonstrated outside of the venue

THOR INVESTOR DAY 2019 | EHG USER CENTERED INNOVATION Bad Waldsee , 14 October 2019